EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Aurora Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Opportunities Portfolio
BlackRock Energy & Resources Portfolio

Service Shares

Prospectus
January 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

	Table of Contents

Funds Overview	Key facts and details about the funds listed in this Prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information
	Key Facts About the Funds	4
	Aurora Portfolio	4
	Capital Appreciation Portfolio	8
	Small/Mid-Cap Growth Portfolio	11
	Global Opportunities Portfolio	15
	Energy & Resources Portfolio	19

Details About the Funds	How the Funds Invest	23
	Investment Risks	29

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	36
	How to Buy, Sell and Transfer Shares	37
	Funds’ Rights	40
	Short-Term Trading Policy	41
	Redemption Fee	42
	Distribution and Service Payments	43

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	45
	Portfolio Manager Information	47
	Conflicts of Interest	48
	Valuation of Fund Investments	49
	Dividends, Distributions and Taxes	50

Financial Highlights	Financial Performance of the Funds	52

General Information	Shareholder Documents	57
	Certain Fund Policies	57
	Statement of Additional Information	58

Glossary	Glossary of Investment Terms	59

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about BlackRock Aurora Portfolio (“Aurora”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation”), BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”), BlackRock Global Opportunities Portfolio (“Global Opportunities”), and BlackRock Energy & Resources Portfolio (“Energy & Resources”) (formerly BlackRock Global Resources Portfolio), each a portfolio of BlackRock FundsSM (the “Trust”). Aurora, Capital Appreciation, Small/Mid-Cap Growth, Global Opportunities and Energy & Resources each represents a separate portfolio of securities and each has its own investment objective. Aurora, Capital Appreciation, Small/Mid-Cap Growth, Global Opportunities and Energy & Resources may be individually referred to in this prospectus as a “Fund” and are collectively referred to in this prospectus as the “Funds.”

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-advisor.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

Aurora Portfolio

What is the Fund’s investment objective?

The investment objective of Aurora is to provide high total return, consisting principally of capital appreciation.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund invests at least 80% of its total assets in small- and mid-capitalization common or preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization companies, the Fund takes a value approach, searching for those companies that appear to be trading below their true worth. The Fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500TM Value Index (between approximately $7.8 million and $5.9 billion as of December 31, 2008) or a similar index. In the future, the Fund may define small- or mid-capitalization companies using a different index or classification system.

The Fund reserves the right to invest up to 20% of its total assets in other types of securities. These may include other types of stocks, such as large-capitalization stocks and growth stocks, and bonds. From time to time the Fund may invest without limit in shares of companies through initial public offerings (IPOs). The Fund may invest in REITs.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Aurora’s risks, see “Investment Risks” below.

Who should invest?

Aurora may be an appropriate investment for you if you:

  Are looking for high total return consisting principally of capital appreciation

  Want a professionally managed portfolio investing in the securities of small- and mid-capitalization companies

  Are willing to accept the risks of small and mid-cap investing in order to seek long term growth of capital

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, Aurora reorganized with the State Street Aurora Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Aurora in exchange for shares of Aurora, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund.

Service Shares do not have a performance history as of the date of this prospectus. As a result, the chart and table give you a picture of Aurora’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been lower than that of Investor A Shares because Service Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.44% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the Fund are expected to have expenses of 1.45% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Aurora. The table compares the Fund’s performance to that of the Russell 2500® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Aurora
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.41% (quarter ended June 30, 1999) and the lowest return for a quarter was –25.14% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Aurora Portfolio — Investor A Shares
Return Before Taxes[1]	–42.57%	–4.94%	7.05%
Return After Taxes on Distributions[1]	–42.57%	–7.58%	5.19%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–27.67%	–3.60%	6.30%

Russell 2500® Value Index (Reflects no deduction for fees, expenses or taxes)	–31.99%	–0.15%	5.72%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of Aurora. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price
or redemption proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.84%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.37%

Acquired Fund Fees and Expense	0.01%

Total Annual Fund Operating Expenses	1.47%

Fee Waivers and Expense Reimbursements[2]	(0.02)%

Net Annual Fund Operating Expenses[2]	1.45%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

2	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.44% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds—BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Aurora with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$148	$463	$801	$1,756

Capital Appreciation Portfolio

What is the Fund’s investment objective?

The investment objective of Capital Appreciation is long-term capital appreciation. In other words, Capital Appreciation tries to choose investments that will increase in value over an extended period of time.

What are the Fund’s main investment strategies?

Under normal circumstances, Capital Appreciation invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities.

While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

The Fund intends to buy-and-hold securities to allow it to capture long-term gains.

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Buy-and-Hold Strategy Risk — The Fund’s investment approach, with its emphasis on buying and holding securities and minimizing capital gains, means that the Fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the Fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

For additional information about Capital Appreciation’s risks, see “Investment Risks” below.

Who should invest?

Capital Appreciation may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed portfolio of equity securities of mid- and large-size companies to complement your total investment portfolio

  Are looking for exposure to industries that appear to offer higher potential for long-term growth

  Are willing to accept the risks of price fluctuations and volatile market conditions in order to seek long-term capital appreciation

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, Capital Appreciation reorganized with the State Street Research Legacy Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Capital Appreciation in exchange for shares of Capital Appreciation, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as Capital Appreciation.

Service Shares do not have a performance history as of the date of this prospectus. As a result, the chart and table give you a picture of Capital Appreciation’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been lower than that of Investor A Shares because Service Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.24% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the Fund are expected to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Capital Appreciation. The table compares the Fund’s performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Capital Appreciation
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended December 31, 1999) and the lowest return for a quarter was –22.93% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Capital Appreciation Portfolio — Investor A Shares
Return Before Taxes[1]	–39.88%	–2.97%	–2.09%
Return After Taxes on Distributions[1]	–39.88%	–2.97%	–2.09%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.92%	–2.50%	–1.75%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–4.27%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of Capital Appreciation. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price
or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.65%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.44%

Acquired Fund Fees and Expense	0.01%

Total Annual Fund Operating Expenses	1.35%

Fee Waivers and Expense Reimbursements[1]	—

Net Annual Fund Operating Expenses[1]	1.35%

[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.35% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds—BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Capital Appreciation with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$137	$428	$739	$1,624

Small/Mid-Cap Growth Portfolio

What is the Fund’s investment objective?

The investment objective of Small/Mid-Cap Growth is growth of capital.

What are the Fund’s main investment strategies?

Under normal circumstances, Small/Mid-Cap Growth invests at least 80% of its total assets in small-capitalization and mid-capitalization companies. The Fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500TM Growth Index (between approximately $7.6 million and $5.2 billion as of December 31, 2008) or a similar index. In the future, the Fund may define small- or mid-capitalization companies using a different index or classification system. The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size if Fund management continues to believe that those shares are an attractive investment. The Fund’s stock investments may include common and preferred stocks, convertible securities and warrants. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Small/Mid-Cap Growth’s risks, see “Investment Risks” below.

Who should invest?

Small/Mid-Cap Growth may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of small- and mid-cap investments

  Are willing to accept the risk that the value of your investment may decline in order to seek long term growth of capital

  Are not looking for a significant amount of current income

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

Risk/Return Information

On January 31, 2005, Small/Mid-Cap Growth reorganized with the State Street Research Emerging Growth Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Small/Mid-Cap Growth in exchange for shares of Small/Mid-Cap Growth, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as Small/Mid-Cap Growth.

Service Shares do not have a performance history as of the date of this prospectus. As a result, the chart and table give you a picture of Small/Mid Cap Growth’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been similar to that of Investor A Shares because Service Shares have the same expenses as Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the Fund are expected to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Small/Mid Cap Growth. The table compares the Fund’s performance to that of the Russell 2500® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Small/Mid-Cap Growth
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 47.87% (quarter ended December 31, 1999) and the lowest return for a quarter was –28.63% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Small/Mid-Cap Growth Portfolio — Investor A Shares
Return Before Taxes[1]	–47.59%	–5.67%	1.14%
Return After Taxes on Distributions[1]	–47.60%	–6.52%	0.08%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–30.92%	–4.42%	0.82%

Russell 2500® Growth Index (Reflects no deduction for fees, expenses or taxes)	–41.50%	–2.24%	0.75%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of Small/Mid-Cap Growth. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.75%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.47%

Acquired Fund Fees and Expense	0.01%

Total Annual Fund Operating Expenses	1.48%

Fee Waivers and Expense Reimbursements[2]	(0.12)%

Net Annual Fund Operating Expenses[2]	1.36%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

2	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.35% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds—BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Small/Mid-Cap Growth with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$138	$456	$797	$1,758

Global Opportunities Portfolio

What is the Fund’s investment objective?

The investment objective of Global Opportunities is to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) issued or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% if its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries). The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.

The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt. The Fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (junk bonds). From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs) and in derivative instruments. The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock and convertible securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

For additional information about Global Opportunities’ risks, see “Investment Risks” below.

Who should invest?

Global Opportunities may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed portfolio investing in the securities of a variety of countries and of any market capitalization as part of your total investment portfolio

  Are willing to accept the risks associated with investments in both equity and debt securities, including high yield and emerging market debt securities

  Are looking for exposure to a variety of foreign markets, including emerging markets

  Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

  Are not looking for a significant amount of current income

Risk/Return Information

Service Shares do not have a performance history as of the date of this prospectus. As a result, the chart and table give you a picture of Global Opportunities’ long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been similar to that of Investor A Shares because Service Shares have the same expenses as Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the Fund are expected to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Global Opportunities. The table compares the Fund’s performance to that of the S&P Global Broad Market Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Global Opportunities
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.14% (quarter ended December 31, 2006) and the lowest return for a quarter was –21.57% (quarter ended December 31, 2008).

		Since
As of 12/31/08	1 Year	Inception[3]

BlackRock Global Opportunities Portfolio — Investor A Shares
Return Before Taxes[1]	–41.98%	–8.17%
Return After Taxes on Distributions[1]	–41.98%	–8.62%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–27.29%	–6.94%

S&P Global Broad Market Index (Reflects no deduction for fees, expenses or taxes)[2]	–42.41%	–9.60%

[1]	Includes all applicable fees and sales charges.

[2]	Prior to October 1, 2008, the name of the benchmark was S&P/Citigroup Global Broad Market Index.

[3]	Commencement of share class was January 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of Global Opportunities. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.45%

Acquired Fund Fees and Expense	0.02%

Total Annual Fund Operating Expenses	1.62%

Fee Waivers and Expense Reimbursements[2]	—

Net Annual Fund Operating Expenses[2]	1.62%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.65% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds—BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Global Opportunities with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$165	$511	$881	$1,922

Energy & Resources Portfolio

What is the Fund’s investment objective?

The investment objective of Energy & Resources is to provide long-term growth of capital.

What are the Fund’s main investment strategies?

Under normal market conditions, Energy & Resources invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). Such securities may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

  Commodities Market Risk — Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times.

  Equity Securities Risk — Stock markets are volatile. The prices of the equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Concentration Risk — The Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if they were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

  Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

For additional information about Energy & Resources’ risks, see “Investment Risks” below.

Who should invest?

Energy & Resources may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed non-diversified portfolio investing in natural resource-related securities as part of your total investment portfolio

  Are willing to accept the risks and volatility associated with investment in the natural resource sector

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, Energy & Resources reorganized with the State Street Research Global Resources Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Energy & Resources in exchange for shares of Energy & Resources, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund.

Service Shares do not have a performance history as of the date of this prospectus. As a result, the chart and table give you a picture of Energy & Resources’ long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been lower than that of Investor A Shares because Service Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the Fund are expected to have expenses of 1.28% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Energy & Resources. The table compares the Fund’s performance to those of the S&P 500® Index, a recognized unmanaged index of stock market performance which focuses on the large-cap segment of the market with over 80% coverage of U.S. equities, and Lipper Natural Resources Funds Index, an equally weighted index of typically the 30 largest mutual funds within its respective objective. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Energy & Resources
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 45.48% (quarter ended June 30, 2008) and the lowest return for a quarter was 44.58% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Energy & Resources Portfolio — Investor A Shares
Return Before Taxes[1]	–55.34%	7.29%	17.31%
Return After Taxes on Distributions[1]	–58.09%	4.05%	15.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–33.40%	7.01%	16.18%

Lipper Natural Resources Funds Index (Reflects no deduction for fees, expenses or taxes)	–47.82%	8.39%	9.28%

S&P 500®Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–2.19%	–1.38%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of Energy & Resources. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.74%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.28%

Acquired Fund Fees and Expense	0.01%

Total Annual Fund Operating Expenses	1.28%

Fee Waivers and Expense Reimbursements[2]	—

Net Annual Fund Operating Expenses[2]	1.28%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses to 1.34% (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Energy & Resources with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$130	$406	$702	$1,545

Details About the Funds

How the Funds Invest

Aurora Portfolio

Investment Goal

The investment objective of Aurora is to provide high total return, consisting principally of capital appreciation.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Aurora, such as:

  identifying companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services; and

  identifying companies that appear to be trading below their true worth.

In addition, the Fund primarily limits its investments to small- and mid-capitalization companies.

In choosing among small- and mid-capitalization stocks, the Fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy.

The Fund generally will sell a stock when Fund management believes the stock has reached its price target, it is fully valued or when, in its opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stock. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $7.8 million and $5.9 billion as of December 31, 2008) or a similar index. In the future, the Fund may define small-or mid-capitalization companies using a different index or classification system. The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size to companies in the Russell 2500™ Value Index if Fund management continues to believe that those shares are an attractive investment.

The Fund reserves the right to invest up to 20% of its total assets in other types of stocks, such as large-capitalization stocks and growth stocks, and bonds. From time to time the Fund may invest without limit in shares of companies through “new issues” or IPOs. The Fund may invest in REITs.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF AURORA

Aurora is managed by a team of financial professionals. Wayne J. Archambo, CFA and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Capital Appreciation Portfolio

Investment Goal

The investment objective of Capital Appreciation is to provide long-term growth of capital.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Capital Appreciation, such as:

  identifying companies and industries that appear to have higher potential for long-term growth;

  identifying companies that are fundamentally sound with strong management, superior earnings growth prospects and attractive relative valuations; and

  identifying large companies that exhibit stable growth and accelerated earnings.

In addition, while the Fund tends to emphasize mid- and large-size companies, from time to time it may invest in small-size companies.

The disciplined investment process uses bottom-up stock selection as the primary driver of returns.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, or there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, a less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities. The Fund generally expects to invest across a broad range of industries.

Although the Fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stocks of small-size companies).

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CAPITAL APPRECIATION

Capital Appreciation is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA, and Edward P. Dowd are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Small/Mid-Cap Growth Portfolio

Investment Goal

The investment objective of the Small/Mid-Cap Growth Portfolio is to provide growth of capital.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The Fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that have good current or prospective earnings and strong management teams.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Fund generally will sell a stock when the stock reaches its target price or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in small-capitalization and mid-capitalization companies. The Fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500TM Growth Index (between approximately $7.6 million and $5.2 billion as of December 31, 2008) or a similar index. In the future, the Fund may define small- or mid-capitalization companies using a different index or classification system. The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size if Fund management continues to believe that those shares are an attractive investment. The Fund’s stock investments may include common and preferred stocks, convertible securities and warrants. From time to time the Fund may invest in shares of companies through “new issues” or IPOs.

The Fund reserves the right to invest up to 20% of its total assets in other types of securities including value stocks or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SMALL/MID-CAP GROWTH

Small/Mid-Cap Growth is managed by a team of financial professionals. Andrew F. Thut, Robert Hallisey and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Global Opportunities Portfolio

Investment Goal

The investment objective of Global Opportunities is to provide long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Global Opportunities, such as:

  identifying securities that have above-average return potential, influenced by factors such as relative value and earnings estimate revisions; and

  identifying opportunities in the global securities markets for investments in global equity securities of any market capitalization, as well as fixed income investments and foreign currency transactions

In addition, the Fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

The Fund generally will sell a security when, in the Fund management’s opinion, the security reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal market conditions, the Fund will invest at least 40% of its total assets in issuers located outside of the U.S., and the Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.

Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions. The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Split rated bonds will be considered to have the higher credit rating.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock and convertible securities.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF GLOBAL OPPORTUNITIES

Global Opportunities is managed by a team of financial professionals. Thomas P. Callan, CFA, and Michael D. Carey, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Energy & Resources Portfolio

The name of the Fund changed from BlackRock Global Resources Portfolio to BlackRock Energy & Resources Portfolio.

Investment Goal

The investment objective of Energy & Resources is to provide long-term growth of capital.

Should the Trust’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Energy & Resources, such as:

  identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and

  identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth.

In addition, while the Fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes.

The Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

The Fund’s investments may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments that may include stocks of companies not associated with energy or natural resources or debt securities.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. Fund management may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF ENERGY & RESOURCES

Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Temporary Defensive Strategies — It is possible that in extreme market conditions each Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with each Fund’s main investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing each Fund’s opportunity to achieve its investment objective.

  Money Market Securities — Each Fund may invest in high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. A Fund will not be deemed to deviate from its normal strategies if it holds these securities pending investments.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Junk Bonds (Aurora) — The Fund may invest up to 5% of its total assets in bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating.

  Illiquid/Restricted Securities (Aurora) — The Fund may invest in illiquid securities which have no readily available market. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). Such securities may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Illiquid/Restricted Securities (Global Opportunities, Energy & Resources) — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Derivatives (Aurora, Small/Mid-Cap Growth) — Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

  Securities Lending (Energy & Resources) — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  “New Issues” Securities (Small/Mid-Cap Growth, Global Opportunities) — Each Fund may invest in shares of companies through initial public offerings.

  Foreign Exchange Transactions (Global Opportunities) — The Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Repurchase Agreements, Purchase and Sale Contracts (Global Opportunities) — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchase receives any interest on the security paid during the period.

  Credit Default Swaps (Global Opportunities) — The Fund may invest in credit default swaps, whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counter party a payment equal to the par (or other agreed-upon) value of such bond.

  Indexed and Inverse Securities (Global Opportunities) — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Warrants (Global Opportunities) — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

  Depositary Receipts (Global Opportunities) — Depositary receipts are issued for the purpose of evidencing underlying securities issued by a foreign corporation.

  Borrowing (Energy & Resources) — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends for share repurchases or for the clearance of transactions.

  Rights (Energy & Resources) — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

  Debt Securities (Energy & Resources) — The Fund may invest in debt securities that are rated below investment grade, which are commonly known as junk bonds. The Fund will limit its investments in junk bonds to no more than 10% of its total assets. Split rated bonds will be considered to have the higher credit rating.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities fluctuates and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Derivatives Risk (Capital Appreciation, Global Opportunities and Energy & Resources Main Risk; Aurora and Small/Mid-Cap Growth Other Risk) — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Small Cap and Emerging Growth Securities Risk (Aurora, Small/Mid-Cap Growth, Global Opportunities, Energy & Resources) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

High Portfolio Turnover Risk (Aurora and Small/Mid-Cap Growth Main Risk; Global Opportunities Other Risk) — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

REIT Investment Risk (Aurora) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Geographic Concentration Risk (Energy & Resources) — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Foreign Currency Transactions Risk (Global Opportunities, Energy & Resources) — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Growth Investing Style Risk (Small/Mid-Cap Growth, Global Opportunities) — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Securities Risk (Global Opportunities, Energy & Resources) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Emerging Markets Risk (Global Opportunities, Energy & Resources) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Non-Diversification Risk (Energy & Resources) — The Fund is a non-diversified Fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Concentration Risk (Energy & Resources) — The Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Commodities Market Risk (Energy & Resources) — Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Depositary Receipts Risk (Energy & Resources Main Risk; Global Opportunities Other Risk) — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Warrants Risk (Energy & Resources, Small/Mid-Cap Growth) — If the price of an underlying stock does not risk above the exercise price before the warrant expires, the warrant generally expires without any value and each Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Buy and Hold Strategy Risk (Capital Appreciation) — The Fund’s investment approach, with its emphasis on buying and holding securities and minimizing capital gains, means that the Fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the Fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Leverage Risk (Aurora, Capital Appreciation, Small/Mid-Cap Growth, Global Opportunities) — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Illiquid Securities Risk (Aurora, Small/Mid-Cap Growth, Global Opportunities, Energy & Resources) — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk (Aurora, Small/Mid-Cap Growth, Global Opportunities, Energy & Resources) — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk (Aurora, Small/Mid-Cap Growth, Global Opportunities, Energy & Resources) — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments securities involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Interest Rate Risk (Aurora, Capital Appreciation, Energy & Resources) — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Securities Lending Risk (Energy & Resources) — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a Fund.

New Issues Risk (Aurora, Small/Mid-Cap Growth, Global Opportunities) — “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs and therefore investors should not rely on any past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on a Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Debt Securities Risk — The value of any debt securities, including bonds held by the Fund is likely to decline when interest rates rise; this risk is greater for debt securities with longer maturities. It is also possible that an issuer could default on principal or interest payments, causing a loss for the Fund. The Fund may invest in non-investment grade or “high yield” securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. Split rated bonds will be considered to have the higher credit rating.

Warrants Risk (Global Opportunities) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Indexed and Inverse Securities Risk (Global Opportunities) — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Junk Bonds Risk (Global Opportunities, Aurora, Energy & Resources) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Split rated bonds will be considered to have the higher credit rating, including a high risk of default.

Mortgage-Backed Securities Risk (Global Opportunities) — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities subject the Fund to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities Risk (Global Opportunities) — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to repayment risk and extension risk.

Repurchase Agreements, Purchase and Sale Contracts Risk (Global Opportunities) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreements, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Credit Default Swaps Risk (Global Opportunities) — In addition to the risks generally posed by derivatives, credit default swaps are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Borrowing and Leverage Risk (Energy & Resources) — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Rights Risk (Energy & Resources) — The failure to exercise such rights would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem Service Shares of certain Funds (see “Redemption Fee” herein) within 30 days of purchase, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Shares class of each of the Funds.

Service Shares

Availability

Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000. However, institutions may set a higher minimum for their customers.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.

Redemption Fees?	Yes (for Aurora Portfolio, Small/Mid-Cap Growth Portfolio, Global Opportunities Portfolio and Energy & Resources only). Payable if you redeem within 30 days of purchase.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your	Refer to the minimum initial investment in the section above “How to
	investment	Choose the Share Class that Best Suits Your Needs” of this
prospectus.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	intermediary submit your	net asset value after your order is placed. Any purchase orders placed
	purchase order	prior to the close of business on the New York Stock Exchange (the
“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your	Purchase additional shares	There is no minimum amount for additional investments.
investment

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: Call the Fund at (800) 537-4942 and speak
	accounts held directly with	with one of our representatives. The Fund has the right to reject any
	BlackRock)	telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders placed by wire prior to the close of business on the Exchange will be priced at the net asset value determined that day. Contact your financial intermediary or
BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call
BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).

How to Pay for	Making payment for	Payment for Service Shares must normally be made in Federal funds
Shares	purchases	or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can also make redemption requests through your financial
Redemption of	intermediary submit your	professional or financial intermediary in accordance with the
Shares	sales order	procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial
intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the
Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming:
with BlackRock
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions will be sent via wire transfer to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc.,
P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Payment of Redemption Proceeds by Wire Transfer: Payment for
redeemed shares for which a redemption order is received before
4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’
custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Shares can be redeemed by Federal wire transfer to a single
Redemption of	with BlackRock (continued)	previously designated bank account. No charge for wiring redemption
Shares (continued)		payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Securities	securities dealer or other	dealer that has an agreement with the Distributor. Certain shareholder
Dealer or Other	financial intermediary	services may not be available for the transferred shares. All future
Financial		trading of these assets must be coordinated by the receiving firm.
Intermediary
	Transfer to a non-participating	You must either:
	securities dealer or other	• Transfer your shares to an account with the Fund; or
	financial intermediary	• Sell your shares, paying any applicable deferred sales charge.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the minimum required initial investment due to redemptions you have made. You will be notified that the value of your account is less than the minimum required initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the minimum required initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small-capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) (including Aurora, Small/Mid-Cap Growth, Global Opportunities and Energy & Resources) will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

Redemption Fee

Aurora, Small/Mid-Cap Growth, Global Opportunities and Energy & Resources charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Funds sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the applicable Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming or exchanging shares:

  — through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

  — in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

  — in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders; and

  certain other accounts in the absolute discretion of a Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Funds reserve the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY
BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Trust has adopted a plan (the “Plan”) that allows each Fund to pay distribution or service fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of each Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board of Trustees. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management (“BFM”), an affiliate of BlackRock, acts as sub-advisor for a portion of the assets of the Global Opportunities Portfolio. BFM may be referred to herein as a “Sub-Advisor”. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”).

Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly.

Aurora Portfolio Total Annual Management Fee (Before Waivers)

With respect to Aurora, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

First $1 billion	0.850%

$1 billion – $2 billion	0.800%

$2 billion – $3 billion	0.750%

Greater than $3 billion	0.700%

Capital Appreciation Portfolio Total Annual Management Fee (Before Waivers)

With respect to Capital Appreciation, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

First $1 billion	0.650%

$1 billion – $2 billion	0.600%

$2 billion – $3 billion	0.575%

Greater than $3 billion	0.550%

Small/Mid-Cap Growth Portfolio Total Annual Management Fee (Before Waivers)

With respect to Small/Mid-Cap Growth, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Rate of
Average Daily Net Assets	Management Fee

First $1 billion	0.750%

$1 billion – $2 billion	0.700%

$2 billion – $3 billion	0.675%

Greater than $3 billion	0.650%

Global Opportunities Portfolio Total Annual Management Fee (Before Waivers)

With respect to Global Opportunities, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

First $1 billion	0.900%

$1 billion – $2 billion	0.850%

$2 billion – $3 billion	0.800%

Greater than $3 billion	0.750%

Energy & Resources Portfolio Annual Management Fee (Before Waivers)

With respect to Energy & Resources, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

First $1 billion	0.750%

$1 billion – $2 billion	0.700%

$2 billion – $3 billion	0.675%

Greater than $3 billion	0.650%

With respect to each Fund, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of each Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s “Annual Operating Expenses” table in this prospectus. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with the Sub-Advisor, under which BlackRock pays the Sub-Advisor for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Advisor is responsible for the day-to-day management of the applicable Fund’s portfolio.

For the fiscal year ended September 30, 2008, each Fund paid BlackRock management fees, net of any applicable waiver, as a percentage of the Fund’s average daily net assets as follows:

Aurora	0.84%

Capital Appreciation	0.55%

Small/Mid-Cap Growth	0.75%

Global Opportunities	0.90%

Energy & Resources	0.74%

A discussion of the basis for the respective Board’s approval of the Management Agreement and sub-advisory agreement, with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Aurora Portfolio

Aurora is managed by a team of financial professionals. Wayne J. Archambo, CFA, and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Wayne J. Archambo,	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since 2002;
CFA	management of the Fund’s portfolio		Founding Partner and Portfolio Manager of Boston
	including setting the Fund’s overall		Partners Asset Management, L.P. from 1995 to
	investment strategy and overseeing		2002; Senior Vice President at The Boston
	the management of the Fund		Company Asset Management, Inc. from 1989 to
1995

Kate O’Connor, CFA	Responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2001; Equity Analyst with Independence
	including setting the Fund’s overall		Investment LLC from 2000 to 2001; Principal at
	investment strategy and overseeing		Boston Partners Asset Management, L.P. from
	the management of the Fund		1997 to 2000.

Capital Appreciation Portfolio

Capital Appreciation is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA, and Edward P. Dowd are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jeffrey R. Lindsey, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since 2006;
	management of the Fund’s portfolio		Managing Director at State Street Research &
	including setting the Fund’s overall		Management Company (“SSRM”) from 2002 to
	investment strategy and overseeing		2006; Chief Investment Officer-Growth at SSRM
	the management of the Fund		from 2003 to 2006; co-portfolio manager of the
SSR Legacy Fund (the Fund’s predecessor) from
2002 to 2005.

Edward P. Dowd	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2005; Vice President at SSRM and co-portfolio
	including setting the Fund’s overall		manager of the SSR Legacy Fund (the Fund’s
	investment strategy and overseeing		predecessor) from 2002 to 2005.
the management of the Fund

Small/Mid-Cap Growth Portfolio

Small/Mid-Cap Growth is managed by a team of financial professionals. Andrew F. Thut, Rob Hallisey and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Andrew F. Thut	Responsible for the day-to-day	2004	Director of BlackRock, Inc. since 2002; Member of
	management of the Fund’s portfolio		BlackRock’s small and mid-cap growth equity team;
	including setting the Fund’s overall		Equity Analyst with Massachusetts Financial
	investment strategy and overseeing		Services (“MFS”) from 1998 to 2002.
the management of the Fund

Rob Hallisey	Responsible for the day-to-day	2002	Director at BlackRock, Inc. since 2002; Member
	management of the Fund’s portfolio		of BlackRock’s small and mid-cap growth
	including setting the Fund’s overall		equity team; Equity Analyst with
	investment strategy and overseeing		Massachusetts Financial Services (“MFS”).
the management of the Fund

Andrew Leger	Responsible for the day-to-day	2005	Managing Director at BlackRock, Inc. since 2002;
	management of the Fund’s portfolio		Member of BlackRock’s small- and mid-cap
	including setting the Fund’s overall		equity growth team; Small/Mid-Cap
	investment strategy and overseeing		Equity Analyst with Schroders Investment
	the management of the Fund		Management N.A.

Global Opportunities Portfolio

Global Opportunities is managed by a team of financial professionals. Michael D. Carey, CFA, and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan,	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since
CFA	management of the Fund’s portfolio		1998; member of the BlackRock Global
	including setting the Fund’s overall		Opportunities team and member of the
	investment strategy and overseeing		BlackRock Equity Operating Committee
the management of the Fund

Michael D. Carey,	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since 1998;
CFA	management of the Fund’s portfolio		member of the BlackRock Global Opportunities
	including setting the Fund’s overall		team.
investment strategy and overseeing
the management of the Fund

Energy & Resources Portfolio

Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Daniel J. Rice III	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2005; Senior Vice President and portfolio
	including setting the Fund’s overall		manager of the State Street Research Global
	investment strategy and overseeing		Resources Fund from 1990 to 2005.
the management of the Fund

Denis J. Walsh III,	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
CFA	management of the Fund’s portfolio		2005; Managing Director and energy analyst of
	including setting the Fund’s overall		the State Street Research Global Resources
	investment strategy and overseeing		Fund from 1999 to 2005.
the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust, on behalf of each Fund, has retained an affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B, Investor C, Class R and Service Shares, and Class R and Service Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A, Institutional, Class R and Service Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A, Institutional, Class R and Service Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Trust’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the applicable Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This Section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Aurora Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$28.75	$35.39	$41.88	$39.49	$32.28

Net investment income (loss)	(0.10)[1]	0.01 [1]	(0.05)[1]	(0.16)[1]	(0.22)

Net realized and unrealized gain (loss)	(4.91)	4.55	1.05	6.39	7.45

Net increase (decrease) from investment operations	(5.01)	4.56	1.00	6.23	7.23

Dividends and distributions from:
Tax return of capital	(0.21)	—	—	—	—
Net realized gain	(5.67)	(11.20)	(7.49)	(3.84)	(0.02)

Total dividends and distributions	(5.88)	(11.20)	(7.49)	(3.84)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$17.86	$28.75	$35.39	$41.88	$39.49

Total Investment Return

Based on net asset value[5]	(21.92)%[3,4]	14.48%[4]	2.95%[4]	16.28%[4]	22.39%

Ratios to Average Net Assets

Total expenses after waivers, reimbursement
and fees paid indirectly	1.42%	1.39%	1.44%	1.40%	1.40%

Total expenses	1.45%	1.40%	1.56%	1.47%	1.40%

Net investment income (loss)	(0.44)%	0.03%	(0.15)%	(0.36)%	(0.57)%

Supplemental Data

Net assets, end of year (000)	$481,193	$871,699	$1,189,440	$1,690,497	$2,169,836

Portfolio turnover	147%	134%	142%	73%	33%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Payment from affiliate of $139,965 received by the Fund is reflected in total return calculations. There was no impact to the return.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

Capital Appreciation Portfolio

	Investor A

		Year Ended		Period November 1, 2004 to September 30, 2005	Year Ended
		September 30,			October 31,

	2008	2007	2006		2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.56	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02[1]	(0.08)	(0.05)

Net realized and unrealized gain (loss)	(2.95)	3.12	0.70	1.33	0.64	2.00

Net increase (decrease) from
investment operations	(2.97)	3.10	0.64	1.35	0.56	1.95

Net asset value, end of period	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return

Based on net asset value[6]	(16.91)%	21.44%	4.63%	10.83%[3,4]	4.70%	19.58%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid indirectly	1.23%	1.28%	1.35%	1.31%[6]	1.44%	1.38%

Total expenses	1.33%	1.35%	1.53%	1.48%[6]	1.44%	1.38%

Net investment income (loss)	(0.10)%	(0.16)%	(0.40)%	0.21%[6]	(0.62)%	(0.47)%

Supplemental Data

Net assets, end of period (000)	$125,521	$131,712	$112,737	$120,371	$99,435	$103,247

Portfolio turnover	80%	97%	87%	70%	91%	113%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

Small/Mid-Cap Growth Portfolio

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$17.24	$14.74	$14.48	$11.96	$11.63

Net investment loss	(0.09)[1]	(0.15)[1]	(0.15)[1]	(0.13)[1]	(0.14)

Net realized and unrealized gain (loss)	(3.26)	3.48	1.05	2.65	0.47

Net increase (decrease) from investment operations	(3.35)	3.33	0.90	2.52	0.33

Distributions from net realized gain	(2.86)	(0.83)	(0.64)	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$11.03	$17.24	$14.74	$14.48	$11.96

Total Investment Return

Based on net asset value[3]	(22.93)%[4]	23.41%[4]	6.31%[4]	21.07%[4]	2.84%

Ratios to Average Net Assets

Total expenses after waivers, reimbursement and fees paid indirectly	1.35%	1.26%	1.35%	1.37%*	1.39%

Total expenses	1.45%	1.42%	1.66%	1.64%	1.56%

Net investment loss	(0.66)%	(0.92)%	(1.00)%	(0.87)%	(1.09)%

Supplemental Data

Net assets, end of year (000)	$138,073	$218,851	$209,646	$215,622	$268,065

Portfolio turnover	63%	76%	49%	122%	208%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Fund for the period January 29, 2005 through September 30, 2005 was 1.31%.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

Financial Highlights (continued)

Global Opportunities Portfolio

	Investor A

	Year Ended September 30,		Period

			January 31, 2006[1] to
	2008	2007	September 30, 2006

Per Share Operating Performance

Net asset value, beginning of period	$13.27	$10.08	$10.00

Net investment income[2]	0.06	0.04	0.05

Net realized and unrealized gain (loss)	(2.77)	3.22	0.02

Net increase (decrease) from investment operations	(2.71)	3.26	0.07

Dividends and distributions from:
Net investment income	(0.14)	(0.07)	—
Net realized gain	(0.50)	—	—

Total dividends and distributions	(0.64)	(0.07)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$9.92	$13.27	$10.08

Total Investment Return

Based on net asset value[4]	(21.44)%[5]	32.51%[5]	0.80%[6,7]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement and fees paid indirectly	1.60%	1.56%	1.65%[8]

Total expenses	1.60%	1.68%	2.84%[8]

Net investment income	0.49%	0.36%	0.70%[8]

Supplemental Data

Net assets, end of period (000)	$37,529	$40,467	$23,097

Portfolio turnover	181%	107%	110%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.10%.

[7]	Aggregate total investment return.

[8]	Annualized.

Financial Highlights (concluded)

Energy & Resources Portfolio

	Investor A
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004

	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81

Net investment income (loss)	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)	0.21

Net realized and unrealized gain (loss)	(2.29)	13.41	(2.36)	19.75	18.69	14.15

Net increase (decrease) from
investment operations	(2.61)	13.25	(2.04)	19.78	18.54	14.36

Dividends and distributions from:
Net investment income	(1.92)	(0.55)	(0.48)	—	(0.34)	(0.59)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.14)	(19.13)	(9.08)	—	(1.89)	(0.59)

Redemption fees added
to paid-in capital	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Total Investment Return

Based on net asset value[3]	(6.78)%[4]	23.25%[5]	(3.20)%[4]	35.18%[5,6]	47.69%[6]	56.06%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and
fees paid indirectly	1.25%	1.29%	1.30%	1.34%[7]	1.36%[7]	1.34%

Total expenses	1.25%	1.30%	1.41%	1.52%[7]	1.38%[7]	1.34%

Net investment income (loss)	(0.49)%	(0.28)%	0.44%	0.10%[7]	(0.52)%[7]	0.64%

Supplemental Data

Net assets, end of period (000)	$689,646	$685,590	$683,417	$877,120[7]	$676,234[7]	$406,209

Portfolio turnover	32%	15%	27%	9%	22%	27%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.
[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Capitalization — the market value of a company, calculated by multiplying the number of shares outstanding by the current price per share.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Depositary Receipts — American depositary receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European depositary receipts (issued in Europe) and Global depositary receipts (issued throughout the world) each evidence a similar ownership arrangement.

Earnings Growth — the rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Fixed Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Fundamentals — “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies — all stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, or unrated securities that Fund management believes are of comparable quality.

Lipper Natural Resources Funds Index — an equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

REITs — REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Rights — a Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Russell 1000® Growth Index — an index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell 2500® Growth Index — an index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Russell 2500® Value Index — an index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

S&P 500® Index — the Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

S&P Global Broad Market Index (BMI) — a recognized unmanaged index of stock market performance.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Warrants — a warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Sub-Advisor — the sub-advisor of the Fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisors also provide research and credit analysis. The sub-advisor for Global Opportunities is BlackRock Financial Management, Inc.

For More Information

Funds and Service Providers

THE FUNDS
BlackRock FundsSM
  BlackRock Aurora Portfolio
  BlackRock Capital Appreciation Portfolio
  BlackRock Small/Mid-Cap Growth Portfolio
  BlackRock Global Opportunities Portfolio
  BlackRock Energy & Resources Portfolio

Written Correspondence:
c/o PNC Global Investment
Servicing (U.S.) Inc.
P.O. Box 9819
Providence, RI 02940-8019

Overnight Mail:
c/o PNC Global Investment
Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

(800) 537-4942

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISOR
(To Global Opportunities Portfolio)
BlackRock Financial Management
40 East 52nd Street
New York, NY 10022

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800)537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9819 Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM c/o PNC Global Investment Servicing (U.S.) Inc. 101 Sabin Street Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-19200-SVC-0109